Building the Internet of Rewards

Investor Presentation, Q3, 2022


BOGO
FAMOUS
FRIES
BLACK
FRYDAY

mobivity

OTCQB: MFON

Legal Disclaimer

Included herein are certain forward-looking statements. All statements, other than statements of historical facts, included herein that address activities, events, or development that we expect or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in forward-looking statements are reasonable as of the date of this presentation, we can give no assurance that such assumptions will prove to have been correct. You should also know that forward-looking statements are not guaranties of future performance, and are subject to risks, uncertainties, and assumptions. Should any of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may differ materially from those included within our forward-looking statements. These and other risks and uncertainties associated with our business are described in our public reports including our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission. We do not assume and obligation and do not intend to update these forward looking statements.

The industry and market data presented herein are inherently estimates, and are based upon third-party data as well as information derived from the Company's own internal estimates. While the Company believe that these data are reasonable, in some cases these data are based on others' estimates and cannot be verified by the Company. Accordingly, readers are cautioned not to place undue reliance on the industry and market data included herein.

This presentation contains trademarks, trade names, and service marks of other companies. We do not intend our use or display of other companies' trademarks, trade names, or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies.

Integrating gaming networks, restaurants, fuel and more

100,000+ Locations

Creating an Internet of Rewards to Connect Consumers to Brands at the Point of Engagement

Vast reach to millions of consumers through major brands

mobivity

Advertising is Facing a Historic Challenge

Reaching consumers via targeted ads fueled by third party privacy pilfering is going extinct thanks to personal data protections being imposed by major mobile phone manufacturers. Mobivity's Connected Rewards addresses this challenge by providing real value to consumers across everyday activities from eating at their favorite restaurant to filling up their tank to playing a game!

RESTAURANT



163M

DINE OUT ≥1/WEEK [1]

CONVENIENCE



165M

C-STORE CUSTOMERS/DAY [2]

GAMING



213M

GAMERS IN U.S. [3]

SOURCES: [1] ICSC Survey, [2] NACS 'Time to Shop' Study, and [3] Newzoo research (Jan. 12, 2022)

Instantly Delivering Real-World Rewards From Digital Channels is an Integration Nightmare


Blackout BINGO!
GET REWARD
Coupon Codes
Online Order
Delivery
Mobile Order
POS A
POS B
POS C
Checkers
SUBWAY
Papa Gino's
Chick-fil-A
CIRCLE K
SONIC

> Mobivity's Connected Rewards Cloud™

Mobivity's Connected Rewards Cloud™ provides the plumbing that instantly connects **app users** with **brands** to **reward consumers!**



Blackout
BINGO!
GET REWARD



SONIC
Hungry?
GET A FREE
SONIC Cheeseburger
Play Blackout Bingo on iPhone & Android and earn real-world rewards in-game. Download NOW & get a FREE Sonic cheeseburger*! Hurry: offer expires soon.
*Free cheeseburger with purchase of any additional menu item.
Reply with HELP or STOP to unsubscribe.

Brands Can Leverage Rewards to Help Game Publishers Attract Players!


Checkers
DOWNLOAD MGM SLOTS FOR A FREE BIG BUFORD OR CLASSIC MOTHER CRUNCHER*

1 PROMOTE

Promote app with offer via brand's owned media channels


MGM Slots Live - Vegas Casino
What's New
Preview

2 DOWNLOAD

Customer downloads app via the app store



3 REWARD

Customer receives **REWARD** from the brand



4 REDEEM

Players **REDEEM** reward via digital order in the App, online or in-store

mobivity

Customer, Brands & Publishers win by attracting and keeping new customers!

Game Publishers Can Reward Consumers With Brand Promotions



TETRIS



19
LEVEL UP!
CLAIM





Save 30¢ Per Gallon Off Your Prepaid Fuel Purchase
Valid through April 31, 2022

1 PLAY GAMES

Millions of gamers **PLAY** their favorite mobile games

2 EARN POINTS

Players **EARN** points and redeem for brand's rewards

3 GET REWARD

Customer receives **REWARD** from a favorite brand

4 REDEEM OFFER

Players are driven in-store or online to **REDEEM** reward

Millions of rewards viewed monthly across several game titles

mobivity

Mobivity's Vast Reach to Real-World Rewards

Large Addressable Market for Connected Rewards in Gaming


Gaming Revenue
$175B
Mobile Gaming Revenue
$86B
NA Mobile Gaming
Marketing Spend
$12.4B
Mobivity
Opportunity

Revenue Model

One Time Development and Deployment

Recurring Licensing and Usage Fees for Reward Trxns

Multi-Year Contracts

Investment Highlights

CONNECTED REWARDS - UNLOCKING THE MASSIVE POTENTIAL OF AN INTERNET OF REWARDS

Market leading cloud-based solution already connected to over 100,000 restaurants, convenience store and fuel locations to deliver real-world rewards

Rapidly growing number of gaming publishers and ad networks creating an accelerating network effect

Increasing privacy protections fueling market demand for effective advertising solutions not reliant on personal data

Mobivity restaurant, convenience store and fuel customers reach hundreds of millions of consumers

Existing Leading Enterprise Brand Clients

SUBWAY

pepsi

SONIC

CIRCLE K

Levered to growth through expansion among current customers and expansion among current verticals and new vertical end markets

Our Team

Dennis Becker
Founder, Chairman/CEO

With more than two decades of experience building, financing, and acquiring enterprises redefining the way technology and business interact, Dennis Becker leads Mobivity's vision of bringing businesses more customers, more often through disruptive technologies. An inventor of several patents, Becker's background also includes awards as founder of Frontieric Corporation and CEO of Bexel Technologies. Prior to Mobivity, Dennis studied Computer Science at the University of Oregon and served in the USAF.

Lisa Brennan
Chief Financial Officer

Brennan was recently the CFO at Merchant Customer Exchange "MCX", a mobile payment technology business, culminating in the company's acquisition by JPMorgan Chase. Additionally, Ms. Brennan brings more than 25 years of experience in key financial leadership roles in SaaS technology, management consulting, and retail. Brennan holds a BA, Summa Cum Laude, in Mathematics and Economics from Wellesley College, MS in mathematics from Brandeis University, and an MBA from the Massachusetts Institute of Technology Sloan School of Business. She began her career at Boston Consulting Group, and has held leadership roles at Designs Inc., which owned multiple retail concepts including Levi's Outlets, the Original Levi's Stores and Boston Trading Company, BBM Holdings, and most recently as the CFO at MCX.

Jeff Griffith
EVP Product Mgmt and Engineering

Jeff Griffith leads all aspects of the company's customer-focused platform innovation. Jeff previously worked for Alcatel-Lucent where he led the Wireless Professional Services division, in addition to other senior product and engineering roles during his tenure. Over his more than 25 years in the industry, Jeff has held product and engineering leadership roles in several global companies including: AG Communication Systems; and Honeywell Aerospace. Jeff also served as a professor at Grand Canyon University College of Science and Technology.

Jennifer Taylor-Glick
Chief Customer Officer

Jennifer leads all customer related operations for Mobivity including account management, service and support. She has almost a decade of experience advising and supporting digital programs for major global brands such as Subway, Sonic Drive-in, Circle K, Pepsi and many others. Prior to Mobivity, Taylor-Glick spent 16 years in the restaurant industry in various services and management roles. Jennifer holds a Bachelor of Science degree from Oklahoma State University.

Jeff Michaels
VP Marketing/Sales Enablement

Jeff Michaels has over 20 years of experience leading Sales, Marketing, and Customer Success teams for global organizations across various industries. Over the last 15 years, Jeff has worked specifically with SaaS organizations like Vista Equity/Kibo Commerce to grow the organization's eCommerce and personalization prominence domestically and abroad, both direct and by developing the reseller network. His experience typically resulted in working with the C-Suite, and with eCommerce, and Digital Marketing leaders within the Retail, CPG, and Manufacturing sector to grow their business while leading the charge within his own organizations to achieve industry-leading growth.

mobivity

Mobivity has delivered billions of offers and promotions through its proprietary software and messaging channels and has built large, owned audiences for some of the world's largest brands. Using its Connected Rewards, Mobivity through its partnerships with leading game publishers, digital operators, and ad networks, connects this massive universe of digital consumers to its broad network of brands, catalyzing digital consumers to play games, earn points and redeem in-store rewards from restaurant, convenience, and retail brands.

Chandler Arizona • Halifax, Nova Scotia

(877) 282-7660
mobivity.Com